Vyteris, Inc.

TRANSFORMATION INTO A SPECIALTY CRO

May 2011

Overview and Financing

- Background: Our Board of Directors has elected to transform Vyteris into a diversified and profitable specialty Contract Research Organization (CRO) company.

- The Board has decided to exit from our existing drug delivery business and monetize it in a shareholder friendly manner.

- Objective: To raise $20M in equity capital for the propose of acquiring four attractive Contract Research Organization businesses in the areas of Dermatology, Pain Management, and Regulatory Affairs.

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Investment Thesis

- The specialty segment of the CRO industry is ripe for consolidation
- We are preparing to acquire four high quality private companies at attractive valuations
  - Aggregate purchase prices are less than 4 times EBITDA and aggregate cash purchase prices are less than 2.5 times EBITDA
  - Public multiples of CROs are considerably higher than equivalent private companies
- It is our plan to achieve operating synergies and integrate certain functions as a means to increase operating income
- We are assembling an experienced and entrepreneurial management team that has the right background to succeed with our operating plan

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Rationale

- Small private CRO entities lack capital raising power, business development resources, and scale for effective competition with large CRO's and future growth.
- Owners of these CRO's are looking for liquidity and long-term capital gains via merger into a public company like Vyteris.
- Our consolidation strategy is designed to enable achievement of enhanced enterprise value for Vyteris shareholders.

Contract Research Organization (CRO) Market

- The CRO industry had $20 billion in revenues in 2010 of which 50% is earned by the top six players.[1]
- This revenue is growing at 13%.[1]
- Larger public companies trading at around 10X EBITDA
- Important role for niche providers:
  - Some predict that the market will see general players grow through 2015
  - Niche players focused on a single therapeutic area will also grow
  - Mid-sized players that are not specialized will likely be squeezed.[2]
- Fragmented industry with ~1,100 CRO's worldwide.[3]

Sample Valuation Levels, May 19, 2011

Company	Enterprise Value / LTM Revenues	Enterprise Value / LTM EBITDA
Parexel	1.16x	9.49x
PPDI	1.94x	10.38x
Charles River Labs	2.39x	10.55x
Covance	1.68x	11.77x
Median	1.81X	10.5X
Mean	1.79X	10.5X

Source: public financial reports

1. Tufts CSDD research as reported in *Contract Pharma*, May 2011.
2. Jefferies & Company report, *Outsourcing Pharma*, April 2011. Cited in CenterWatch.
3. Global Business Insights: "The CRO Market Outlook," 2007

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Benefits of CRO Consolidation

- Expanded capabilities and product/service offerings
- Centralized business development function
- Cross-selling opportunities among business units
- Centralization of administrative resources and the ability to exploit economies of scale
- Capture of additional business through creation of a brand for a premier specialty CRO

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Our Strategy: A Differentiated Acquisition Approach

Tiers of competition

Tier 3

Small & Niche CROs
<$50 MM

Tier 2

Medium size CROs with some global capacity

$50-$150 MM

Tier 1

Large Global CROs

>$150 MM

Our Strategy

Niche CROs providing services on a specific disease or therapeutic indication

Source: Frost & Sullivan, 2003.

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Plan of Action

- Demonstrate proof of business concept by acquiring four CRO businesses; integrate them swiftly into a unified and efficient operating enterprise
  - In 2011 produce operating revenue and positive gross margins
  - Standardize operating procedures, accounting policies and human resource policies
  - Organize and activate consolidated marketing and selling program
  - Install integrated enterprise wide information system
- Acquire additional compatible businesses in due course following demonstration of proof of concept

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Acquisition Plan

- Acquisitions presently in process include the following:
  - Two Dermatological CROs, one in US and one in Europe
    - Premier dermatological/cosmetic contract research organizations
  - One Cross Specialty/Regulatory CRO in US
    - Highly qualified team of scientific experts providing a wide range of fully-integrated, strategic, scientific consulting services to industry and counsel
  - One Pain Management CRO in US
    - A highly respected specialized CRO

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Characteristics of Our Targets

- Privately owned and operated
- Successful operating history exceeding 10 years
- First rate reputations
- Verifiable record of relationships with many major global pharmaceutical companies
- Established differentiating specialties/areas of expertise which confer competitive advantage
- Collectively produced $30 million in 2010 revenue and $5.6mm in EBITDA
- Debt free; litigation free

Management and Directors

- **Haro Hartounian, Ph.D. – President and Chief Executive Officer**
  - Proven leader with extensive healthcare/pharma experience;
  - Founder and CEO, Protagenic Therapeutics;
  - President and COO, MicroIslet, Inc.

- **Dermatological CRO Operations Officer-TBH (Identified)**
  - Founded a CRO in 1992 to provide an international and specialized venue for product development of cutaneous technologies.
  - Assistant Vice President and Director of Medical Affairs of Roche Dermatologics.
  - Fellow of the American Academy of Dermatology, as Associate in Dermatology at Columbia University and as a member of the Society for Investigative Dermatology.

- **Joseph Himy, CPA – Chief Financial Officer**
  - Public company, SEC regulatory and compliance background;
  - Treasury operations and investor relations experience at LeCroy Corp.;
  - Audit Manager at Deloitte and Touche LLP banking business unit

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Board of Directors

- **Eugene Bauer, M.D., Chairman of the Board**, President and Chief Medical Officer of Peplin, CEO of Neosil and one of three founders of Connetics Corp, sold to Stiefel Labs for $670 million in 2006. A professor at Stanford University and Dean of its School of Medicine, Dr. Bauer was responsible for a budget of $650 million a year. As Vice President for Medical Affairs at Stanford Dr. Bauer oversaw the School of Medicine Budget, Faculty Practice Budget, Stanford Hospital / Clinics Budget, and Packard Children's Hospital Budget oversight - approximately$1.6 billion a year.
- **Gary Brukardt**, as the CEO of Renal Care Group (NYSE:RCI) showed 40 consecutive quarters of growth. Mr. Brukardt has successfully completed 65 acquisitions. During his 10 year tenure, the number of patients and clinics grew over tenfold respectively. Mr. Brukardt grew the Company from $70 million in 1996 to $1.5 billion in 2006. Subsequently he sold RCI to Fresenius Medical Care AG and Co KGaA (FWB:FME) (NYSE:FMS) in a $4 billion transaction.
- **Gene Burleson**, as the President of American Medical International's European Operations, acquired 22 hospitals as the segment grew from four hospitals to 26 in less than five years, and then completed a public offering of that business segment. As President of the parent company, American Medical International, he grew the company from $250 million to $4.5 billion in revenue. As President of GranCare, Mr. Burleson was responsible for over 30 acquisitions that grew the Company from $3 million in 1987 to $1.5 billion in 1996.
- **Alastair Clemow, Ph.D.***, Dr. Clemow serves as President and Chief Executive Officer of Regentis Biomaterials, LTD. (since 2010).Previously, he held the position of President & Chief Executive Officer of Nexgen Spine, Inc. (2004 – 2009), Gelifex, Inc. (2002 – 2004 and Minimally Invasive Surgical Technologies, Inc. (2000 – 2005). Prior to that, he served in numerous positions with Johnson & Johnson from 1981 to 2000, including Vice President of Worldwide Business Development ,Vice President of New Business Development, and Director of Research and Development of Johnson & Johnson Orthopedics.
- **David Cohen, M.D.***, Dr. Cohen is Associate Professor of Dermatology, Vice Chairman of Clinical Affairs, and Director, Occupational and Environmental Dermatology and Chief of Allergy and Contact Dermatitis in the Department of Dermatology at the New York University School of Medicine in New York. Dr. Cohen currently serves on the Board of Directors of Brickell Biotech, Inc. He has served as President of the American Contact Dermatitis Society. He also served as President of the Dermatology Section for the New York Academy of Medicine and as Chairman of several committees of the American Academy of Dermatology that relate to environmental skin diseases.
- **Joel Kanter**, CEO of Walnut Financial Services, which provided financing to over 300 companies in its 15 years. Among those are companies that acted as consolidators in the hospital, nursing home, rehabilitation clinic, independent physician association, orthopedic implant, and other health care business lines. Over 100 of the companies Walnut financed went on to complete public offerings and several crossed the billion dollar mark in sales.

* Will join our board on June 15, 2011

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Our Integration Strategy

- Organizational Integration: CRO targets within the organization will maintain their own specialized infrastructure, monitored at the enterprise level in support of corporate goals and objectives

- Process Integration: Integration of common operational components
  - Regulatory, administrative, and finance
- Information Integration: Integrating information systems
  - laboratory, clinical trials management, and billing systems

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Keys to Competitive Advantage

- Key attributes required to compete successfully as a specialty CRO include…
  - Manage client relationships effectively
  - Assure quality, accuracy and reliability of data delivered
  - Fulfill client deliverables on time
  - Manage operating costs effectively
  - Implement an effective integration stratgey

Vyteris is Building a Premier Specialty CRO


Strong recurring business base
International Reach
Deep client base
Post-marketing surveillance
Research clinics
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Specialized therapeutic expertise

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Summary & Conclusion

- Beginning transformation designed to create substantial growth in shareholder value
- Large and diversified pipeline of CRO acquisition targets
- An integration plan that will add value but leave business operators in place to do what they do best
- Relatively low acquisition multiples compared to industry benchmarks
- Public vehicle for value realization for deal participants
- Highly experienced team with a successful track record of consolidation within the healthcare industry

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